UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2010
Date of Report (Date of earliest event reported)

MAINLAND RESOURCES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-52782	90-0335743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Waterway Avenue, Suite 300 The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

(281)-469-5990
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ X ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item	Description
2.01	Completion of Acquisition or Disposition of Assets
8.01	Other Events
9.01	Financial Statement and Exhibits

Explanatory Note

Mainland Resources, Inc. is filing this Amendment No. 1 to its current report on Form 8-K dated April 21, 2010, originally filed with the Securities and Exchange Commission on April 27, 2010, to revise the disclosure under Item 9.01 - Financial Statements and Exhibits.

2.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01       Completion of Acquisition or Disposition of Assets

Mainland Resources, Inc. Closes Sale Of Its Haynesville Shale Assets

Mainland Resources, Inc. (the "Company" or "Mainland") closed the sale of its Haynesville Shale assets in East Holly Field, DeSoto Parish, Louisiana, on April 21, 2010. The assets have been sold to EXCO Operating Company, LP, a wholly owned subsidiary of Exco Resources (NYSE - XCO), for US$28,159,000, effective January 1, 2010, pursuant to the purchase and sale agreement between the parties previously announced on March 12, 2010.

Mainland has sold its 40% working interest in all rights deeper than the base of the Cotton Valley formation (which has been defined to be 100 feet below the stratigraphic equivalent of the Cotton Valley formation) in the East Holly Field. Mainland continues to own a 100% interest in all rights above this depth, and specifically, in the Cotton Valley, Hosston and Upper Bossier sections.

The Company intends to use the proceeds of the sale to fund the drilling of the initial well (designated as the Burkley-Phillips No. 1 Well) on its Buena Vista prospect in Jefferson County, Mississippi, as well as to commence development drilling on the Hosston/Cotton Valley formations in the East Holly Field, and to retire its debt to Guggenheim Partners LLC.

The rights retained by Mainland in all formations above the base of the Cotton Valley formation in the East Holly Field encompasses 2,745.65 net acres with an estimated 65 net potential drilling locations. The four recent wells drilled by the original Operator through the Hosston and Cotton Valley zones to the Haynesville formation calculate as productive.

Based on the data and economics, Mainland plans to drill three wells as operator in the Hosston/Cotton Valley formations in 2010, and also to evaluate the shale gas production value of the Upper Bossier formation on its DeSoto Parish leases. The Company expects that these formations will provide continual solid pay with little risk and predictable development costs.

As previously disclosed in its news release dated March 25, 2010, Mainland, as operator, intends to drill the Burkley-Phillips No. 1 well to the Haynesville Shale formation on its Buena Vista prospect in Mississippi, where it currently holds in excess of 17,000 acres. The well is expected to be drilled to a total depth of 22,000 feet or a depth sufficient to evaluate the Haynesville Shale formation. Drilling is expected to commence in the latter part of the second quarter of 2010.

SECTION 8 - OTHER EVENTS

Item 8.01       Other Events.

On April 22, 2010, the Company issued a press release announcing the closing of the sale of its Haynesville Shale assets in East Holly Field, DeSoto Parish, Louisiana, to EXCO Operating Company, LP.

3.

Important Additional Information Will Be Filed With The SEC

In connection with the proposed merger transaction with American Exploration Corporation ("American Exploration") announced on March 23, 2010, Mainland intends to file relevant materials with the United States Securities and Exchange Commission (the "SEC"), including a Registration Statement on Form S-4 (the "Registration Statement"), which will include a preliminary prospectus and related materials to register the securities of Mainland to be issued in exchange for securities of American Exploration. The Registration Statement will incorporate a joint proxy statement/ prospectus (the "Proxy Statement/Prospectus") that Mainland and American Exploration plan to file with the SEC and mail to their respective stockholders in connection with obtaining stockholder approval of the proposed merger. The Registration Statement and the Proxy Statement/Prospectus will contain important information about Mainland, American Exploration, the merger and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus when they become available, and other documents filed with the SEC by Mainland and American Exploration, through the web site maintained by the SEC at www.sec.gov. Mainland's security holders will also receive information at an appropriate time on how to obtain these documents free of charge from the Mainland. In any event, documents filed by Mainland with the SEC may be obtained free of charge by contacting the Company at: Mainland Resources, Inc.; Attention: Mr. William Thomas, CFO; 21 Waterway Avenue, Suite 300, The Woodlands, Texas 77380; Facsimile: (713) 583-1162.

Each of Mainland and American Exploration, and their respective directors and executive officers, also may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Pro forma Financial Information.

As at February 28, 2010, certain assets and liabilities disposed of or discharged directly or indirectly in connection with the transaction described in Item 2.01 above have been classified as "Assets or Liabilities Held for Sale" in the Company's audited annual financial statements for the year ended February 28, 2010, and note 8 thereto, which are included in the Company's annual report on Form 10-K filed with the SEC on June 1, 2010. The results related to the disposed-of wells, related properties and financing activities are reflected in the audited financial statements as "Discontinued Operations".

Exhibits.
EXHIBIT NUMBER	DESCRIPTION
10.1	Purchase and Sale Agreement dated March 12, 2010 between Mainland Resources, Inc. and EXCO Operating Company, LP*
99.1	Press release of Mainland Resources, Inc. dated April 22, 2010*
*	Incorporated by reference from Mainland Resources, Inc.'s current report on Form 8-K, filed with the SEC on April 27, 2010.

4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MAINLAND RESOURCES, INC.
DATE: June 22, 2010	By: "William D. Thomas" William D. Thomas Chief Financial Officer/Treasurer

5.